Computation Of Basic And Diluted Loss Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Numerator used in basic loss per share
Net loss attributable to LDK Solar CO., Ltd. shareholders	$ (141,167)	$ (240,690)
Shares (denominator):
Weighted average number of ordinary shares outstanding used in computing basic loss per share	242,264,102	194,793,445
Loss per share - basic	$ (0.58)	$ (1.24)
Loss per share - diluted	$ (0.58)	$ (1.24)